UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2026 (August 31, 2026)

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35914	46-2279221
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado,	Arkansas		71730-5836
(Address of principal executive offices)			(Zip Code)

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 31, 2026, the Board of Directors of Murphy USA Inc. (“Murphy USA” or the “Company”) appointed Anish K. Shah as the Vice President & Controller of the Company, effective as of September 1, 2026. Upon his appointment, Mr. Shah will also serve as the principal accounting officer of the Company. In connection with Mr. Shah’s appointment, Donald R. Smith, Jr., the Company’s current Senior Vice President, Chief Financial Officer and Treasurer will cease serving as the Company’s principal accounting officer on the same date.

Mr. Shah, age 53, has more than 30 years of accounting, finance, audit and advisory experience. Prior to joining Murphy USA, he served as an Assurance Partner with PricewaterhouseCoopers LLP ("PwC"), where he audited and consulted with public and private company clients in the energy, utilities and renewables sectors. Prior to retiring from PwC in 2026, Mr. Shah held various leadership positions involving audit quality, regulatory compliance, internal controls, financial reporting matters and client service delivery.

In connection with his appointment, Mr. Shah entered into an offer letter, pursuant to which his annual base salary will be $360,000, his target annual cash bonus opportunity will be 50% of his base salary and his target long-term equity incentive award opportunity will be 80% of his base salary. In addition, Mr. Shah will receive a one-time cash sign-on bonus of $25,000 and is also eligible to receive a relocation benefit in accordance with Company policy.

There are no family relationships between Mr. Shah and any officer or director of the Company, or any other arrangement or understanding between Mr. Shah and any other person pursuant to which he was appointed as Vice President & Controller. Mr. Shah does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Index
Exhibit Number	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date:	September 2, 2026	By: /s/ Donald R. Smith, Jr.
Donald R. Smith, Jr.
Senior Vice President, Chief Financial Officer and Treasurer